Pursuant to Rule 497(c)
Registration Number 033-13754

A  D  V  A  N  C  E
C  A  P  I  T  A  L    I

P.O. Box 3144, Southfield, MI 48037

Prospectus
Retail Shares and Institutional Shares

An Investment Company with Four Funds:
Retirement Income Fund
Balanced Fund
Equity Growth Fund
Core Equity Fund

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

March 17, 2009

PRIVACY POLICY

Advance Capital I, Inc. considers the privacy of its investors to be of fundamental importance and has established a policy to maintain the privacy of the information you share with us. We do not sell any information to any third parties, however, we do collect and maintain certain nonpublic personal information about you, including the following:

•	Name and Address
•	Social Security Number
•	Assets
•	Account Balance
•	Investment Activity
•	Other Accounts

Any personal or financial information provided to Advance Capital I, Inc. is kept strictly confidential.

•	Advance Capital I, Inc. restricts access to personal and financial information to certain employees in order to provide products and services.
•	Employees share information outside of the Company only as authorized by you or as required by law.
Physical, electronic and procedural safeguards are in place to guard your nonpublic information. These safeguards comply with federal and state standards.

A Word About Risk  . . .

Risk is the possibility that your investment might lose value. When assessing risk, it is important to remember that the higher the risk of losing money, the higher the potential reward. As you consider an investment in the Funds, you should also consider your own tolerance for the daily fluctuations in the stock and bond markets.

Because of the several types of risk described on the following pages, your investment in the Funds, as with any investment, could lose money!

A Word About Bonds and Interest Rates  . . .

When interest rates rise, bond prices fall. The opposite is also true. Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher yielding bonds available, you would have trouble selling your 5% bond for the price you paid, causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.

RISK/RETURN SUMMARY:
INVESTMENTS, RISKS, AND PERFORMANCE
The purpose of this section is to provide you with a brief overview of each of the Funds. There is no guarantee that any of the Funds will meet its stated investment objective. Each Fund’s share price will change based on fluctuations in the market. Shares may be worth more or less when you sell them than when you purchased them. The likelihood of loss is greater if you invest for a shorter period of time. Mutual fund shares are not deposits of, obligations of, or guaranteed by any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risk, including possible loss of the original amount invested.

The RETIREMENT INCOME FUND
seeks to provide investors with current income at a moderate level of risk.

Principal Investment Strategies and Security Selection Criteria
The Retirement Income Fund strives to meet its investment objective by investing in a broad range of fixed income investments. The Fund invests at least 65% of its total assets in corporate or U.S. Government fixed income securities. The remaining assets may be invested in preferred stocks, U.S. Government agency securities, U.S. Government obligations, Yankee Bonds, exchange-traded funds (“ETFs”) and money market instruments. These non-principal investments are discussed in the Statement of Additional Information (“SAI”).

When choosing investments, the portfolio manager adheres to the following policies:

1)	The Fund may invest as much as 33% of the total assets in lower rated, high-yielding securities (junk bonds), rated between Ba1 and B2 by Moody’s or between BB+ and B by S&P. If the quality rating criteria are met at the time of investment, a later decline in the rating by either or both of the rating agencies shall not be a violation of the investment policies of the Fund. In the event that a security held by the Fund is downgraded below B3 by Moody’s and B- by S&P, the Fund may continue to hold the security until such time as the investment adviser deems it advantageous to dispose of the security.
2)	No more than 50% of the Fund’s total assets will be invested in obligations issued or guaranteed by the U.S. Government.
3)	At least 50% of total assets will be invested in the following securities:

•	obligations of, or guaranteed by the U.S. Government or its agencies
•	corporate debt or preferred stocks rated Baa3 or higher by Moody’s, or BBB− or higher by S&P

4)	The Fund may hold unrated securities if the portfolio manager believes that the securities are comparable in investment quality to the rated securities. However, the Fund will hold no more than 5% of the total assets in unrated securities.

5)	The portfolio manager uses credit analysis, security research and credit ratings when choosing bonds. The portfolio manager takes into consideration such factors as the following:

•	present and potential liquidity
•	capability to generate funds
•	profitability
•	adequacy of capital

When selling investments, the portfolio manager considers the following:

1)	Whether the current market price accurately reflects the credit worthiness of the company.
2)	Whether changes in the industry could have a negative impact on the company’s business or marketing opportunities.
3)	Credit ratings which fall below the Fund’s minimum standards.
4)	The possible impact of rising or falling interest rates on bonds in the Fund.

The Retirement Income Fund may adjust the average maturity based on the interest rate outlook. When interest rates are expected to rise and bond prices fall, the Fund may hold bonds with a shorter average maturity. When rates are expected to fall and bond prices rise, the Fund may hold bonds with a longer average maturity.

The investment adviser may adjust the quality of bonds held based on current economic conditions. Any adjustment in the maturity or quality of the holdings may cause an increase in portfolio turnover resulting in an increase in expenses.

Principal Risks
Interest Rate Risk — The Retirement Income Fund is subject to potential fluctuations in bond prices due to changing interest rates. Bonds with longer maturities have greater interest rate risk than do bonds with shorter maturities.

Low Credit Rating — Issuers of junk bonds are not as strong financially as those companies issuing investment grade bonds. Investments in junk bonds are considered to be predominantly speculative when compared to investment grade bonds. The value of debt securities may be affected by changing credit ratings.

Credit Risk — Whenever the Retirement Income Fund purchases a bond, there is the chance that the issuer will default on its promise to pay interest and/or principal at maturity. Credit ratings are an attempt to assess this risk. All things being equal, the lower a bond’s credit rating, the higher the interest the bond must pay in order to attract investors and compensate them for taking additional risk.

U.S. Government Agency Risk — Some U.S. Government agency securities, such as those of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) have only limited support from the agency’s authority to borrow from the U.S. Government or the discretionary authority of the Treasury to purchase obligations of the issuing agency. Agencies with this limited credit support or no legally required support from the U.S. Government could default on their obligations or suffer reductions in their credit ratings.

Call Risk — Investment grade and high-yield bonds may contain redemption or call provisions which, if called during a period of declining interest rates, may cause the Fund to replace the security with a lower yielding security, resulting in a decreased return for investors.

Prepayment Risk — There is the risk that an investor will receive a portion of his principal prior to the stated investment’s maturity date and have to invest such proceeds at a lower interest rate. Mortgage-backed securities are subject to prepayment risk.

Limited Market Trading — There may be little market trading for particular bonds, which may adversely affect the Fund’s ability to value or sell the bonds.

Who Should Invest?
The Retirement Income Fund may be suitable for you if:

•	You want to add a high risk fixed income fund to your current portfolio
•	You have a long-term time horizon (at least five years)
•	You are seeking current income rather than growth
•	You have a high risk tolerance and can accept large price swings

Because of the several types of risk described in this prospectus, you could lose money!

Investment Results
The following information illustrates how the Retirement Income Fund’s results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five, and ten years compare with those of a broad measure of market performance. Past performance (before and after taxes) should not be used to attempt to predict future performance.

The Retirement Income Fund’s highest/lowest quarterly results for Retail Shares during this time period were:

Highest:	+5.21%	2nd quarter 2003
Lowest:	−7.39%	3rd quarter 2008

The returns for Institutional Shares offered by this prospectus will normally be higher than the Retail Share returns shown in the chart above due to the fact that Retail Shares pay a distribution fee under rule 12b-1 of 0.25% of average net assets.

All Retirement Income Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund’s performance results are shown on a pre-tax and after-tax basis for Retail Shares, as required by the Securities and Exchange Commission (“SEC”) rules. Total returns shown “after taxes on distributions” for Retail Shares reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by

A Word About past performance  . . .

When you see information on a Fund’s performance, do not consider the figures to be an indication of the performance you could expect by making a purchase in the Fund today. The past is an imperfect guide to the future and you should not expect future performance to be predicted by past performance.

the Fund. Total returns shown “after taxes on distributions and sale of fund shares” assume that you sold your shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the Retail Shares.

After-tax returns for Retail Shares are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (IRA).

Retail Shares and Institutional Shares are offered by this prospectus. After tax returns are shown only for Retail Shares and will vary for other classes.

Performance Summary
Average Annual Total Returns
For the Periods Ended December 31, 2008

	1 Year	5 Years	10 Years

Retirement Income Fund — Retail Shares
Before taxes	−16.03%	−0.30%	2.83%
After taxes on distributions	−17.82%	−2.26%	0.59%
After taxes on distributions and sale of Fund shares	−10.29%	−1.27%	1.15%
Retirement Income Fund — Institutional Shares
Before taxes	−15.82%	N/A	N/A

Indexes (reflect no deductions for fees, expenses or taxes)
Barclays Capital U.S. Corporate Bond Index	−4.94%	2.13%	4.56%
Lipper BBB-Rated Fund Index	−10.23%	1.38%	3.74%

Barclays Capital U.S. Corporate Bond Index — consists primarily of publicly issued U.S. corporate securities. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and financial. To be included in the index an issuer must have debt with at least one year to final maturity, have at least $250 million par amount of debt outstanding and be rated investment grade by at least two rating agencies. You cannot invest directly in an index.

Lipper BBB-Rated Fund Index — is made up of the 30 largest mutual funds that hold at least 65% of the total fund assets in corporate or government bonds with credit ratings in the top four grades. You cannot invest directly in an index.

The BALANCED FUND
seeks to provide capital growth, current income and preserve capital through a portfolio of stocks and fixed income securities.

Principal Investment Strategies
The Balanced Fund strives to reach its investment objective by investing in a mixed portfolio of stocks and bonds. The Fund normally invests approximately 60% of total assets in common stocks and 40% in fixed income securities. The Fund may hold a limited amount of cash to be used for redemptions.

Security Selection
The Balanced Fund seeks to provide investors with capital appreciation, current income and preservation of capital by investing in a mix of stocks and bonds. Equity securities will not represent less than 25% of total assets. Fixed income securities may represent as much as 75%, but not less than 25% of total assets.

The investment adviser invests in common stocks of large, established companies as well as small to mid-size companies that are considered to have good growth potential. Bond and fixed income investments include U.S. Government and agency securities, investment grade securities (rated Baa3 or better by Moody’s or BBB− or better by S&P) and other debt securities. In the event that a security held by the Balanced Fund is downgraded below investment grade, the Fund may continue to hold the security until such time as the investment adviser deems it advantageous to dispose of the security.

The Balanced Fund primarily invests in common stocks and investment grade bonds. Although not principal to the Balanced Fund’s objective, the Fund may also invest in other securities including foreign securities, preferred stocks, obligations issued or guaranteed by the U.S. Government, stock index futures, money market

A Word About Portfolio Diversification  . . .

Portfolio Diversification is the process of buying securities that are different from each other. In general, the more diversified a fund’s portfolio of securities, the less likely that a specific security’s poor performance will hurt the fund. Each of the Advance Capital I, Inc. Funds is diversified.

instruments, repurchase agreements and convertible debt securities. The Fund may also write covered call options and purchase put options on securities and financial indices.

In pursuing its investment objective, the Balanced Fund’s adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Balanced Fund may sell securities for a variety of reasons, such as to effect a change in asset allocation, secure gains, limit losses, or redeploy assets into more promising opportunities.

When considering whether or not to sell investments, the portfolio manager considers the following as well as other factors:

1)	The potential impact of management changes, strategic marketing opportunities and competition on both the large-cap value and small-cap growth stocks in the Fund.
2)	Whether a security’s price is overvalued compared to future earnings growth.
3)	The likely impact of rising or falling interest rates on bonds in the Fund.
4)	Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.

Principal Risks
Price Volatility — The return from the stock portion of the portfolio will rise and fall with changes in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. The Balanced Fund’s investments in small and mid-size companies could be volatile and sensitive to steep share price declines in the event their earnings disappoint investors. Bond prices will fluctuate as interest rates and credit ratings change. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons. Some reasons include:

•	lower than expected earnings;
•	increase in interest rates;
•	overall economic condition; or
•	investor perception.

Market Risk — The share price of the Fund will fluctuate with changing market conditions. Any investment in the Fund may be worth more or less when redeemed than when purchased. The Balanced Fund should not be relied upon for short-term financial needs.

Foreign Market Risk — To the extent the Fund invests in foreign stocks and bonds, it is also subject to the special risks associated with such investments whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.

Stocks vs. Bonds — Balanced funds are considered “middle-of-the-road” investments in terms of risk profile. Because stocks and bonds can move in different directions, balanced funds attempt to use the rewards from one type of investment to offset the risks of another. While the securities in the portfolio tend to “balance” each other out, investors still face the risk of losing money when investing. The risks vary depending on the Balanced Fund’s mix of stocks, bonds and money market securities. The greater the percentage of stocks, the greater the risk. The Balanced Fund’s bond holdings help to lessen some of the volatility that the stocks create. Although investors think bonds are less risky than stocks, there have been times when bond values have fallen due to rising interest rates. A balanced fund may not be as greatly affected by interest rate changes as a fund that is made up entirely of bonds. Also, the Fund’s balance between stocks and bonds could limit its potential for capital growth compared to an all-stock fund.

Credit Risk — Whenever the Balanced Fund purchases a bond, there is the chance that the issuer will default on its promise to pay interest and/or principal at maturity. This risk applies also to U.S. Government agencies that have limited credit support or no legally required support from the U.S. Government, which could default on their obligations or suffer reductions in their credit ratings. Credit ratings are an attempt to assess this risk. All things being equal, the lower a bond’s credit rating, the higher the interest the bond must pay in order to attract investors and compensate them for taking additional risk. At December 31, 2008, the Fund held a promissory note in the principal amount of $2,124,258 (1.1% of net assets of the Fund at such date) payable by the Adviser, Advance Capital Management, Inc., which note represents an amount owing to the Fund from the Adviser relating to erroneous calculations of per share net asset values by the Adviser that occurred in 2007 and 2008. The Fund’s Board of Directors determines the fair value of this note at the end of each quarter.

Other Risks — Futures contracts and options can be highly volatile and could reduce the Fund’s total return. Any attempt by the Fund to use such investments for hedging purposes may not be successful.

Who Should Invest?
The Balanced Fund may be suitable for you if:

•	You want to add a balanced fund to your existing portfolio
•	You are looking for a moderate level of growth and a moderate level of income
•	You have a long-term time horizon (at least 5 years)
•	You can tolerate the ups and downs of movement in the stock and bond markets

Because of the several types of risk described in this prospectus, you could lose money!

Investment Results
The following information illustrates how the Fund’s results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance. Past performance (before and after taxes) should not be used to attempt to predict future performance.

The Balanced Fund’s highest/lowest quarterly results for Retail Shares during this time period were:

Highest:	+11.61%	2nd quarter 2003
Lowest:	−14.71%	4th quarter 2008

The returns for Institutional Shares offered by this prospectus will normally be higher than the Retail Share returns shown in the chart above due to the fact that Retail Shares pay a distribution fee under rule 12b-1 of 0.25% of average net assets.

All Balanced Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund’s performance results are shown on a pre-tax and after-tax basis for Retail Shares, as required by SEC rules. Total returns shown “after taxes on distributions” for Retail Shares reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the Fund. Total returns shown “after taxes on distributions and sale of fund shares” for Retail Shares assume that you sold your Fund shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the Retail Shares.

After-tax returns for Retail shares are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account.

Retail Shares and Institutional Shares are offered by this prospectus. After tax returns are shown only for Retail Shares and will vary for other classes.

Performance Summary
Average Annual Total Returns
For the Periods Ended December 31, 2008

	1 Year	5 Years	10 Years

Balanced Fund — Retail shares
Before taxes	−31.33%	−1.79%	1.85%
After taxes on distributions	−31.86%	−3.11%	0.51%
After taxes on distributions and sale of fund shares	−20.67%	−1.55%	1.20%
Balanced Fund — Institutional shares
Before taxes	−31.33%	N/A	N/A

Indexes (reflect no deductions for fees, expenses or taxes)
Lipper Balanced Index	−26.17%	0.13%	1.53%
Composite Index	−21.61%	0.82%	1.84%

Lipper Balanced Index — consists of the 30 largest mutual funds whose primary investment objective is to conserve principal by maintaining, at all times, a balanced portfolio of stocks and bonds. You cannot invest directly in an index.

Composite Index — consists of 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index. You cannot invest directly in an index.

S & P 500 Index — A capitalization weighted index of 500 stocks. The index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. You cannot invest directly in an index.

Barclays Capital Aggregate Bond Index — is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. You cannot invest directly in an index.

The EQUITY GROWTH FUND
seeks to provide investors with long-term growth of capital by investing primarily in stocks of small and medium-sized companies.

Principal Investment Strategies
The Equity Growth Fund strives to reach its investment objective by investing primarily (at least 65% of assets) in a diversified group of small and medium-sized growth companies. Medium-sized companies are considered to have market capitalization in the range of companies comprising the S&P MidCap 400 Index or the Russell Midcap Growth Index at the time of purchase. As of December 31, 2008, this market capitalization range was between about $24.4 million and $14.6 billion. Small companies are considered to be those that have market capitalizations of less than the lower end of this range. The Fund has the flexibility to purchase some larger companies. The market capitalization of companies in the Fund’s portfolio, the S&P MidCap 400 Index, and the Russell MidCap Growth Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges. The portfolio manager looks for companies that are early in their development, have new management, new products or recent structural changes. You may never have heard of many of these companies. They usually do not pay dividends. Instead, typically they reinvest all profits back into the business to help it grow. Any income earned in this Fund should be considered incidental.

Security Selection
The Equity Growth Fund seeks long-term growth of capital by investing in small and medium-sized growth companies. When choosing stocks, the portfolio manager uses a combination of top-down quantitative models and fundamental bottom-up research to select companies with the following characteristics:

•	A demonstrated ability to consistently increase revenues, earnings, and cash flow;
•	Capable management;
•	Attractive business niches; and
•	A sustainable competitive advantage.

Valuation measures, such as a company’s price/earnings (P/E) ratio relative to the market and its own growth rate are also considered.

The Equity Growth Fund invests at least 80% of its total assets in common stocks with a focus on small and medium-sized growth companies, not including stock index futures and options. Although not principal to the Fund’s objectives, the Fund may also invest in other types of securities if they offer better returns with less risk than common stocks alone. These securities include: foreign securities, preferred stocks, obligations issued and guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements and convertible debt securities. The Fund may also write covered call options and purchase put options on securities and financial indices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses.

In pursuing its investment objective, the Equity Growth Fund’s adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Equity Growth Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities. When considering whether or not to sell investments, the portfolio manager considers the following as well as other factors:

1)	The potential impact of management changes, strategic marketing opportunities and competition on the long-term growth prospects for the company.
2)	Whether a security’s price is overvalued compared to future earnings growth.
3)	How changes in the economy will impact the value of a company’s stock.
4)	Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.

Related Risks
Price Volatility — The Equity Growth Fund’s return will rise and fall with changes in the broad market, a particular industry or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons. Some reasons include:

•	Lower than expected earnings;
•	Increase in interest rates;

•	Overall economic condition; or
•	Investor perception.

Market Risk — There is always the possibility that stock prices overall will decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Any investment in the Fund may be worth more or less when redeemed than when purchased. The Equity Growth Fund should not be relied upon for short-term financial needs.

Foreign Market Risk — To the extent the Fund invests in foreign securities, it is also subject to the special risks associated with such investments whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.

Small and Medium-sized Companies — Although companies in the Equity Growth Fund may offer greater opportunity for growth than larger, more established companies, investments in small to medium-sized companies involve greater risks. Small and medium-sized companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Small and medium-sized companies tend to trade less frequently and are more sensitive to market changes than the market in general. In addition, these companies may be so small within their respective industries that they may become subject to intense competition from larger or more established companies. Finally, smaller growth stocks can have steep price declines if their earnings disappoint investors. Since the Fund will be significantly invested in this market sector, investors will be exposed to its volatility.

Technology Stocks Risk — Many small and mid-cap companies are involved in developing technology and technology related products. Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

Growth Stocks — Growth stocks can be volatile for several reasons. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. In general, stocks with growth characteristics can have relatively wide price swings as a result of the high valuations they may carry.

Other Risks — Futures contracts and options can be highly volatile and could reduce the Fund’s total return. Any attempt by the Fund to use such investments for hedging purposes may not be successful. At December 31, 2008, the Fund held a promissory note in the principal amount of $2,020,490 (2.4% of net assets of the Fund at such date) payable by the Adviser, Advance Capital Management, Inc., which note represents an amount owing to the Fund from the Adviser relating to erroneous calculations of per share net asset values by the Adviser that occurred in 2007 and 2008. The Fund’s Board of Directors determines the fair value of this note at the end of each quarter.

Risk vs. Return — History indicates that small and medium-size company stocks provide higher returns than those of larger companies, but they also have greater risk. In comparison to larger, more established companies, smaller companies tend to:

•	Suffer more significant losses;
•	Be more volatile and somewhat more speculative;
•	Trade less often; and
•	Offer fewer product lines and have fewer financial resources.

Who Should Invest?
The Equity Growth Fund may be suitable for you if:

•	You want to add a growth fund to your existing portfolio
•	You have a long-term time horizon (at least 5 years)
•	You want to focus on smaller-company stocks
•	You do not need, or are not concerned with, dividend income
•	You have a high tolerance for risk and can handle large price swings

Because of the several types of risk described in this prospectus, you could lose money!

Investment Results
The following information illustrates how the Equity Growth Fund’s results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance. Past performance (before and after taxes) should not be used to attempt to predict future performance.

The Equity Growth Fund’s highest/lowest quarterly results for Retail Shares during this time were:

Highest:	+34.09%	4th quarter 1999
Lowest:	−25.95%	4th quarter 2008

The returns for Institutional Shares offered by this prospectus will normally be higher than the Retail share returns shown in the chart above due to the fact that Retail Shares pay a distribution fee under rule 12b-1 of 0.25% of average net assets.

All Equity Growth Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund’s performance results are shown on a pre-tax and after-tax basis for Retail Shares, as required by SEC rules. Total returns shown “after taxes on distributions” for Retail Shares reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the Fund. Total returns shown “after taxes on distributions and sale of fund shares” for Retail Shares assume that you sold your shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the Retail Shares.

After-tax returns for Retail Shares are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account.

Retail Shares and Institutional Shares are offered by this prospectus. After tax returns are shown only for Retail Shares and will vary for other classes.

Performance Summary
Average Annual Total Returns
For the Periods Ended December 31, 2008

	1 Year	5 Years	10 Years

Equity Growth Fund — Retail shares
Before taxes	−46.53%	−3.78%	1.78%
After taxes on distributions	−46.56%	−5.11%	0.75%
After taxes on distributions and sale of fund shares	−30.28%	−2.66%	1.77%
Equity Growth Fund — Institutional shares
Before taxes	−46.89%	N/A	N/A

Indexes (reflect no deductions for fees, expenses or taxes)
Russell Midcap Growth Index	−43.70%	−4.59%	−1.87%
Lipper Midcap Growth Index	−44.04%	−1.18%	0.49%

Russell Midcap Growth Index — measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Lipper Midcap Growth Fund Index — is made up of the 30 largest mutual funds that hold at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. You cannot invest directly in an index.

The CORE EQUITY FUND
seeks to provide investors with long-term growth of capital by investing primarily in stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is under valued by the market.

Principal Investment Strategies
The Core Equity Fund strives to reach its investment objective under normal market and economic conditions by investing primarily (at least 80% of net assets) in a diversified group of companies whose stocks or depositary receipts are listed for trading on the New York Stock Exchange or the NASDAQ Global Select Market or the NASDAQ Global Market and which have a market capitalization of more than $1 billion. These companies may be headquartered in the U.S. or in foreign countries. Generally, the Fund will be invested in between 45 and 65 companies at any given time.

The portfolio managers of the Core Equity Fund believe that active portfolio management may be rewarded due to a level of inefficiency in the market. These inefficiencies can be uncovered quantitatively and enhanced by a fundamental review. They are exploited through a rigorous and consistently applied discipline which is focused on valuation characteristics, changing investor expectations, earnings quality and effective capital deployment. The Fund has a core strategy that will tilt toward growth and value type stocks based on opportunities. Changes in the types of stocks that the Fund invests intend to be evolutionary and should be characterized as gradual enhancements to the portfolio at any point in time.

Security Selection
When choosing stocks, the portfolio managers use a combination of top-down quantitative models, and fundamental bottom-up research and personal contacts to select companies with the following characteristics:

•	Low price to earnings ratios
•	Low price to cash flow ratios
•	Positive earning estimate revisions
•	High quality of earnings
•	Efficient capital deployment
•	Current market trends

Valuation measures, such as a company’s price/earnings (P/E) ratio relative to the market and its own growth rate are also considered.

The portfolio managers screen a universe of stocks with a market capitalization of $1 billion or more for the above characteristics. Each security is evaluated based on its relative historical performance and performance relative to its sector. Stocks are also evaluated using a return on invested cash flow model that provides a theoretical discounted “warranted” price of each security. The combined output of the individual models is aggregated and each security is provided a relative score. Stocks with an attractive score are evaluated further using traditional fundamental techniques for balance sheet strength, earnings sustainability and free cash flow. Stocks with attractive characteristics after this review are deemed potential candidates for inclusion in the funds portfolio. An additional review is made for technical factors such as current price trends, volume and current stock ownership to help identify appropriate entry and exit points. Finally, the portfolio managers evaluate any insights that they can develop regarding competitors, management or industry trends to verify the information mentioned above. The result is a list of attractive stocks that ultimately are available for investment by the Fund.

The managers selects the individual stocks that comprise the portfolio for the Core Equity Fund. The Fund’s benchmark is the Standard & Poor’s 500 Stock Index. The Fund will normally have about a 10% exposure to any particular market sector and individual stock positions are normally limited to 5% of total assets at purchase and 7% of total assets at any other time.

In pursuing its investment objective, the Fund’s adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain.

These special situations might arise when the Fund’s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Core Equity Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities. When considering whether or not to sell investments, the portfolio manager considers the following as well as other factors:

•	The potential impact of management changes, strategic marketing opportunities and competition on the long-term growth prospects for the company.
•	Whether a security’s price is overvalued compared to future earnings growth.
•	How changes in the economy will impact the value of a company’s stock.
•	Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.

Related Risks
Market Risk — There is always the possibility that stock prices overall will decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Any investment in the Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon for short-term financial needs.

Company Risk — The value of a security may decline for a number of reasons which relate directly to the company, such as management performance, financial leverage and reduced demand for the company’s goods and services.

Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The Subadviser and each member of the portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no assurance that these will produce the desired results.

Price Volatility — The Fund’s return will rise and fall with changes in the broad market as a whole which can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons. Some reasons include:

•	Lower than expected earnings;
•	Increase in interest rates;
•	Overall economic condition; or
•	Investor perception.

Foreign Market Risk — The Fund may invest up to 10% of its net assets in stock of foreign companies, but does not intend to invest in so-called “emerging markets.” To the extent the Fund invests in foreign securities, it is also subject to the special risks associated with such investments whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.

Small-Cap Company Risk — The Fund may invest is stocks of companies considered to be “small-cap” (with market capitalizations below $1 billion). The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. Stocks of smaller companies may trade less frequently and in lesser volume than more widely held companies and their values may fluctuate more sharply than other stocks.

Technology Stocks Risk — Many small and mid-cap companies are involved in developing technology and technology related products. Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

New Fund Risk — There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. The Board of Directors can liquidate the Fund without a shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders, and may result in adverse tax consequences to the shareholders of the Fund.

Because of the several types of risk described in this prospectus, you could lose money!

Investment Results
The following information illustrates how the Core Equity Fund’s results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compares with those of a broad measure of market performance. Past performance (before and after taxes) should not be used to attempt to predict future performance.

The Core Equity Fund’s highest/lowest quarterly results for Retail Shares during this time were:

Highest:	+0.63%	1st quarter 2008
Lowest:	−24.28%	4th quarter 2008

The returns for Institutional Shares offered by this prospectus will normally be higher than the Retail share returns shown in the chart above due to the fact that Retail Shares pay a distribution fee under rule 12b-1 of 0.25% of average net assets.

All Core Equity Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund’s performance results are shown on a pre-tax and after-tax basis for Retail Shares, as required by SEC rules. Total returns shown “after taxes on distributions” for Retail Shares reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the Fund. Total returns shown “after taxes on distributions and sale of fund shares” for Retail Shares assume that you sold your shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the Retail Shares.

After-tax returns for Retail Shares are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account.

Retail Shares and Institutional Shares are offered by this prospectus. After tax returns are shown only for Retail Shares and will vary for other classes.

Performance Summary
Average Annual Total Returns
For the Periods Ended December 31, 2008

1 Year

Core Equity Fund — Retail shares
Before taxes	−34.35%
After taxes on distributions	−34.44%
After taxes on distributions and sale of fund shares	−22.23%
Core Equity Fund — Institutional shares
Before taxes	−34.14%

Indexes (reflect no deductions for fees, expenses or taxes)
S&P 500 Index	−36.08%
Lipper Multi-Cap Growth Fund Index	−37.52%

S & P 500 Index — A capitalization weighted index of 500 stocks. The index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. You cannot invest directly in an index.

Lipper Multi-Cap Growth Fund Index — An index made up of the top 30 mutual funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio and three year sales per share growth value, compared to the S&P Supercomposite 1500 Index. You cannot invest directly in an index.

A Word About Fees and Expenses?

Fees and expenses are an important consideration when choosing a mutual fund. That’s because you, as a shareholder, pay the costs of operating the fund plus any transaction cost incurred when buying, selling, or exchanging shares. These costs can reduce the fund’s return. Even small differences in fund expenses can have a dramatic impact over time. The funds’ operating expenses are:
Management Fees — The percentage of fund assets paid to the fund’s investment manager.
Distribution Fees — An annual charge (“12b-1”) to existing shareholders to cover the cost of selling shares to new shareholders.
Other Expenses — Expenses for servicing of shareholder accounts, including costs for such services as:

•	providing statements and reports
•	disbursing dividends
•	maintaining accounts
•	custodial fees
•	professional fees
These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Expenses vary among the funds for a variety of reasons, including fund size, differences in management fees, frequency of dividend payments, and average account size.

FEES AND EXPENSES
All Advance Capital I, Inc. Funds are no-load funds. This means you may purchase and sell shares in any of these mutual funds without incurring any sales charges. The table below shows that you pay no such fees. In addition, the following table describes the annual Fund operating fees and expenses that you pay if you buy and hold shares of the Funds.

Shareholder Transaction Expenses
(fees paid directly from your investment)

Retail shares and
Institutional Shares

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (1)	None
Exchange fee	None

(1)	A $50 fee is charged for total redemption of an IRA account

Plan of Distribution
Advance Capital I has a Plan of Distribution or “12b-1 Plan,” which applies only to Retail Shares of each Fund, under which it may finance activities primarily intended to sell Retail Shares. The 12b-1 fees paid by the Funds, as a percentage of average net assets, for the previous fiscal year are indicated in the Annual Fund Operating Expenses table above under “Fees and Expenses”. Because these fees are paid out of the Fund’s assets belonging only to the Retail Shares on an ongoing basis, they will increase the expense ratio for Retail Shares and may, over time, cost you more than other types of sales charges.

Annual Fund Operating Expenses (1)
(expenses that are deducted from Fund assets)

	Retail	Institutional
	Shares	Shares

Retirement Income Fund:
Management fees	0.50%	0.50%
Distribution (12b-1) fees	0.25%	0.00%
Other expenses (2)	0.08%	0.08%
Acquired fund fees and expenses (3)	0.00%	0.00%

Total annual fund operating expenses	0.83%	0.58%

Balanced Fund:
Management fees	0.70%	0.70%
Distribution (12b-1) fees	0.25%	0.00%
Other expenses (2)	0.09%	0.09%
Acquired fund fees and expenses (3)	0.00%	0.00%

Total annual fund operating expenses	1.04%	0.79%

Equity Growth Fund:
Management fees	0.70%	0.70%
Distribution (12b-1) fees	0.25%	0.00%
Other expenses (2)	0.11%	0.10%
Acquired fund fees and expenses (3)	0.00%	0.00%

Total annual fund operating expenses	1.06%	0.80%

Core Equity Fund:
Management fees	0.80%	0.80%
Distribution (12b-1) fees	0.25%	0.00%
Other expenses (2)	0.23%	0.25%
Acquired fund fees and expenses	0.02%	0.02%

Total annual fund operating expenses	1.30%	1.07%

(1)	As a percentage of average daily net assets.

(2)	Other expenses include expenses incurred by the Fund’s Administrator and Transfer Agent, who are affiliates of the Adviser, which are reimbursed by the Fund and are estimated to be 0.03% of average daily net assets.

(3)	The Fund did not invest in securities of other mutual funds to the extent that the fees and expenses attributable to any such acquired funds exceeded 0.01% of the Fund’s total annual fund operating expenses.

Expense Example
This example is intended to help you compare the cost of investing in the Advance Capital I, Inc. Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Retirement Income Fund
Retail Shares	$85	$265	$460	$1,025
Institutional Shares	$59	$186	$324	$726
Balanced Fund
Retail Shares	$106	$331	$574	$1,271
Institutional Shares	$81	$252	$439	$978
Core Fund Equity
Retail Shares	$130	$406	$702	$1,545
Institutional Shares	$107	$334	$579	$1,283
Equity Growth Fund
Retail Shares	$108	$337	$585	$1,294
Institutional Shares	$82	$255	$444	$990

The amounts shown in the above example should not be considered a representation of past or future expenses. The actual expenses may be greater or less than those shown.

MANAGEMENT
The Company is governed by a Board of Directors that meets regularly throughout the year to review its activities, review contractual arrangements with companies that provide services to the Company, and review each Fund’s performance. The majority of Directors are not “interested persons” of the Company. The Company is authorized to issue up to 1 billion shares of common stock, which may be classified into one or more classes, as the Board of Directors determines. Information about the Directors and executive officers of the Company may be found in the SAI.

Investment Adviser
Advance Capital Management, Inc. (“ACM”), One Towne Square, Suite 444, Southfield, MI 48076, began serving as investment adviser to Advance Capital I, Inc. in 1987 and currently serves as investment adviser to all of the Advance Capital I, Inc. Funds. ACM is responsible for the day-to-day management of the investment portfolios and other business affairs. ACM conducts investment research, offers advice and recommendations concerning each Fund’s investments, and supplies certain administrative, compliance, and accounting services to the Funds. A discussion regarding the basis for the board of directors approval of the investment advisory contract with ACM is available in the SAI. The total management fee paid by the Funds, as a percentage of average net assets, for the previous fiscal year appears in the Annual Fund Operating Expenses table under “Fees and Expenses”. As of December 31, 2008, ACM had approximately $640 million under management.

Subadvisers
T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, MD 21202, serves as the subadviser for the Equity Growth Fund and the common stock portion of the Balanced Fund. ACM pays a subadvisory fee to T. Rowe Price out of its own assets, and no fund pays any portion of this subadvisory fee.

T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. It is one of the leading no-load mutual fund managers in the nation. As of December 31, 2008, T. Rowe Price and other affiliated investment management subsidiaries of T. Rowe Price Group, Inc. had approximately $276.3 billion under management.

Seizert Capital Partners, LLC (“Seizert”), 185 West Oakland, Birmingham, MI 48009, serves as the subadviser for the Core Equity Fund. ACM pays to the Seizert a subadvisory fee out of its own assets equal to 0.40% of the Fund’s average daily net assets, and the Fund does not pay any portion of this subadvisory fee. As of December 31, 2008, Seizert had approximately $825 million under management.

Management Personnel
The individuals serving as the portfolio management team for ACM include:

Christopher M. Kostiz, earned his undergraduate degree in Finance from Michigan State University and his MBA in Finance from Wayne State University. Mr. Kostiz joined Advance Capital Management, Inc. in 1993. As Senior Portfolio Manager for the Funds, he directs the strategy and structure of the fixed income portfolios to conform to stated objectives and actively trades securities in the Funds. Mr. Kostiz has served as manager of the Retirement Income Fund and the bond portion of the Balanced Fund since 1995.

Gregory O. MacKenzie, CFA, earned his undergraduate degree in Economics from the University of Michigan. Greg also earned his Chartered Financial Analyst designation in 2003. Prior to joining Advance Capital in December 2004, Greg was a private placement analyst for Asset Allocation & Management Co. in Chicago. In his current role, Greg is responsible for the research and investment monitoring of many of the fixed income securities in both the Retirement Income Fund and the Balanced Fund. He is also instrumental in the overall investment structure of the Advance Capital I, Inc. Funds.

The individual serving as the portfolio manager for T. Rowe Price is:

Donald J. Peters, earned his B.A. in Economics from Tulane University and his MBA in Finance from the University of Pennsylvania, Wharton School. Mr. Peters joined T. Rowe Price Associates, Inc. in 1993 and has held the position of Quantitative Investment Analyst, Portfolio Manager and his current position of Vice President. Mr. Peters has managed the Equity Growth Fund and the equity portion of the Balanced Fund since December 29, 1993.

The individuals serving as the portfolio management team for Seizert include:

Gerald L. Seizert, CFA and CIC, earned his undergraduate degree in Finance and his MBA in Finance from the University of Toledo, Ohio. Mr. Seizert founded Seizert Capital Partners, LLC in 2000, and has been its Chief Executive Officer since its inception. Prior to founding Seizert, he was employed by Munder Capital Management as a Managing Partner and Chief Investment Officer of Equities from April 1995 to December 1999, and also served as Munder’s Co-Chief Executive Officer from January 1998 to July 1999. Mr. Seizert directs the equity disciplines of the firm and serves as portfolio manager to select clients.

Edward O. Eberle, CFA, earned his undergraduate degree in Finance from Michigan State University. He joined Seizert at its inception in December 2000 as a Senior Portfolio Manager and has been employed as President of Seizert since January 2002. Prior to joining Seizert, Mr. Eberle was employed as Executive Vice President of Valenti Capital, Senior Portfolio Manager for Munder Capital Management and Executive Vice President of Westpointe Financial Group. Mr. Eberle coordinates Seizert’s investment process, co-manages the firm’s investment disciplines and manages a hedge fund established in 1999 and now sponsored by Seizert.

David Collon, earned his undergraduate degree in Finance from Lake Forest College and his MBA in Accounting from Wayne State University. He joined Seizert in October 2004 as a portfolio manager. He manages private accounts and a hedge fund established in 2002 and sponsored by Seizert. From May 2000 until joining Seizert, Mr. Collon was employed by Jay A. Fishman, Ltd., as a portfolio manager and research analyst. Prior to that, he served as a Vice President of Institutional Sales for Friedman, Billings, Ramsey & Co., an investment banking firm.

Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares can be found in the SAI.

Compensation and Expenses
The Funds bear all expenses of their operations other than those incurred by the investment adviser and the Subadvisers under their advisory and subadvisory agreements, and those incurred by Advance Capital Group, Inc., under its administration agreement. In particular, each Fund pays investment management fees, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing shareholder reports, registration fees and expenses, proxy and meeting expenses and Directors’ fees and expenses.

Under the investment management agreement approved by shareholders of each Fund, the Funds pay the Adviser management fees, as a percentage of the average daily net assets of each Fund, as follows (before giving effect to any fee waivers):

Management Fees

Retirement Income Fund —
First $500 million of assets	0.50%
Assets over $500 million	0.45%
Balanced Fund —
First $500 million of assets	0.70%
Assets over $500 million	0.65%
Equity Growth Fund —
First $500 million of assets	0.70%
Assets over $500 million	0.65%
Core Equity Fund —	0.80%

SHAREHOLDER INFORMATION
Pricing of Fund Shares
Each Fund’s share price, also called its net asset value, or NAV, is calculated each business day that the New York Stock Exchange is open, after the close of trading (generally 4:00 p.m., Eastern time). The NAV is not calculated on days when the New York Stock Exchange is closed. The net asset value of each share of a Fund is the value of a single share.

The net asset value is calculated by totaling the assets of a Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of the Fund’s shares outstanding. In calculating the value of total assets, equity securities are valued at the last quoted market price at the time the valuations are made and debt securities are valued using prices furnished by an independent pricing service. When reliable market quotations are not readily available or are considered unreliable, securities are priced at their fair value,determined according to procedures adopted by the board of directors, which may include using an independent pricing service. A Fund may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well, such as fixed income securities. When fair value pricing is used, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices for the same securities, which means a Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.

Net Asset Value =	Total Assets − Total Liabilities Number of Shares Outstanding

The daily NAV is useful to you as a shareholder because the NAV, when multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

Who May Purchase Shares
Only the following investors may purchase Institutional Shares: banks, savings institutions, credit unions and other financial institutions, corporations, foundations, retirement plans, endowments or other accredited institutions and certain high net worth individuals who are approved for investment in a Fund by the Adviser or a Subadviser. All other investors may purchase the Retail Shares.

How to Purchase Shares
You may purchase shares in any of the Funds by completing an Application to Purchase Shares. Mail the application and a check payable to Advance Capital I, Inc. to:

By Regular Mail:	By Overnight Mail:

Advance Capital I, Inc. P.O. Box 3144 Southfield, MI 48037	Advance Capital I, Inc. One Towne Square, Suite 444 Southfield, MI 48076

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. If you are making a purchase into an existing retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. If received by 4:00 p.m. Eastern time, your shares will be purchased or sold at the NAV next determined after your order has been received and accepted, which will be that day’s closing price as determined at 4:00 p.m., Eastern time.

Shares in the Advance Capital I Funds are available for purchase through certain brokers and other financial intermediaries. Discuss with your intermediary whether the Funds are available through your broker or financial intermediary and whether purchases and redemptions of Fund shares will be made through the National Securities Clearing Corporation (“NSCC”) system. For purchases and redemptions of Fund shares made electronically with a broker or financial intermediary through the NSCC system, if your order is received by the broker or intermediary before 4:00 p.m., Eastern time, the order will be made at that day’s closing price, even though the broker or intermediary communicates the order to the Fund’s transfer agent after 4:00 p.m., Eastern time. For purchases and redemptions of Fund shares made with a broker or financial intermediary other than through the NSCC system, orders received by the Fund’s transfer agent from the broker or intermediary after 4:00 p.m., Eastern time, will be made at the next day’s closing price, even though you submit your order to your broker or financial intermediary before 4:00 p.m., Eastern time. You should check with your broker or financial intermediary to see when your order will be priced.

When making subsequent purchases, you only need to mail a check noting your account number and the amount of money to be invested into each Fund.

The minimum initial investment for Retail Shares in any Funds is $10,000 (or $2,000 for IRA accounts). This investment may be made in any combination of Funds as long as a $1,000 minimum investment is maintained

A Word About Signature Guarantees  . . .

A signature guarantee is a measure designed to protect you from fraud by assuring that your signature is genuine. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, and members of the New York Stock Exchange (“NYSE”). Call your financial institution to see if they can guarantee your signature. Please note that a signature guarantee is NOT the same as having your signature notarized by a Notary Public and the two are not interchangeable.

A Word About Cash Reserves  . . .

Holding “cash” does not mean that the fund literally holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. Most mutual funds keep a small percentage of assets in cash to accommodate shareholder redemptions.

While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, others allow the investment advisers to hold up to 20% of a fund’s assets in cash reserves.

in each Fund selected. The minimum investment for Institutional Shares in all of the Funds is $250,000 (exceptions can be made based on aggregate investment over time).

Advance Capital Group, Inc., the Funds transfer agent, is required by law to obtain certain personal information from you or any person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the required information, we may not be able to open your account. If we are unable to verify your identity or that of another person(s) authorized to act on your behalf, or believe we have identified potential criminal activity, Advance Capital I, Inc. reserves the right to close your account or take such other action we deem reasonable or required by law.

How to Redeem Shares
On any business day, you may redeem all or a portion of a particular class of shares. Your order, if received by 4:00 p.m., Eastern time, will be processes at the next NAV calculated after your order is received. Normally, a check for the proceeds from a sale is mailed within one business day, but in no event more than seven days. Redemptions are either made by written instructions or if elected, by telephone.

How to Redeem Shares From An IRA Account
In order to redeem all or part of your shares from an IRA account, you must complete an IRA Distribution Form. You may request a redemption from your IRA by telephone to establish the Net Asset Value pricing of that redemption if and only if you will pick up the redemption check, in person, at the Company’s headquarters at One Towne Square, Suite 444, Southfield, Michigan and sign the IRA Distribution Form at that time. If you do not appear and sign the form within seven business days, the amount of the redemption will be returned to your account at the next available price (higher or lower than the redemption NAV). If you are age 591/2 or older (and have satisfied any sub-equal withdrawal rules) and you elected telephone redemption privileges, you may request additional withdrawals from your account by telephone. Advance Capital Group, Inc. charges a $50 fee for the total liquidation of an IRA account. The fee will automatically be taken from the proceeds of the sale.

How to Redeem Shares From A Non-IRA Account
If you are selling shares from a non-IRA account for an amount of $25,000 or less, you may redeem your shares by telephone provided you authorized “Telephone Redemption Service” on your initial account application. You may redeem shares by calling (248) 350-8543 or (800) 345-4783 on any business day between the hours of 8:00 a.m. and 4:00 p.m., Eastern time. If you authorize Telephone Redemption Service, you authorize Advance Capital Group, Inc. to:

1)	Take instruction from any person by telephone to redeem or sell shares from your account.
2)	Take written instruction to redeem an amount of $25,000 or less regardless of whether or not the request was signature guaranteed.

3)	Take instruction from any person by telephone to change your address.
4)	Take written instruction to change your address regardless of whether or not the request was signature guaranteed.

Advance Capital Group, Inc. will take reasonable precautions to ensure that any requests made are legitimate. For example, Advance Capital Group, Inc. will ask for certain personal forms of identification. If such reasonable precautions are taken, Advance Capital Group, Inc. will not be held responsible for any losses resulting from unauthorized transactions. You will receive a written confirmation each time a telephone redemption is made to verify that instructions communicated by telephone are genuine.

If you are selling shares from a non-IRA account for an amount over $25,000, you must submit a medallion signature guaranteed letter of instruction. The letter must state your name, account number, the name of the Fund and the dollar or share amount you wish to redeem. Exceptions to this rule require representative approval and management authorization.

Restrictions on Redemptions
Institutional Shares:
In the event a shareholder of Institutional Shares wishes to redeem from a Fund and the redemption represents an amount which is greater than 1% of assets of the Fund, the Advisor will process the transaction and reserve the right to pay the proceeds in no later than seven days.

Market Timing:
Some investors try to profit from a strategy called market-timing. Market timing is the switching of money into investments when an investor expects prices to rise, and taking money out when an investor expects prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. All Advance Capital I, Inc. Funds have adopted policies to discourage short-term trading:

•	Each Fund discourages substantive “round trip” transactions through any fund during a 12-month period. A “round trip” transaction is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). “Substantive” means a dollar amount that fund management determines, in its sole discretion, could adversely affect the management of the fund.
•	Each Fund reserves the right to reject any purchase request, including exchanges, that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
•	Exempted from this trading prohibition are systematic exchanges and automatic reinvestments of any dividends and distributions on remaining fund balances.

Checks Mailed to an Address Other than the Address of Record:
If you would like a check to be mailed to an address other than your address of record, you must submit a medallion signature guaranteed letter of instruction. Exceptions to this rule require representative approval and management authorization.

Redemption in Kind:
Each Fund is obligated to redeem shares in cash up to $250,000 or 1% of the Fund’s NAV, whichever is less, for any shareholder within a 90 day period. A redemption above this amount will also be made in cash unless the Board of Directors determines that additional cash withdrawals will have a material adverse effect on the remaining shareholders. If this is the case, the Fund will pay all or a portion of the remainder of the distribution in liquid or readily marketable portfolio instruments that the Board of Directors deem fair and reasonable.

A Word About “Buying a Dividend”  . . .

“Buying a Dividend” is the practice of purchasing shares of a fund shortly before it makes a distribution. The payment of a cash dividend decreases a mutual fund’s net asset value, thereby returning shares to you as a taxable distribution.

As an example:  If, on December 15th, you invest $5,000 for 250 shares of a fund at $20 per share and the fund pays a distribution of $1 per share on December 16th, its share price would drop to $19 (ignoring market changes). You would still have only $5,000 (250 shares times $19=$4,750 in share value, plus $250 in distributions), but you would owe tax on the $250 distribution you received (even if you had reinvested it in more shares). To avoid “buying a dividend,” check a fund’s distribution schedule before you invest.

A Word About Investing for the Long Term . . .

Each fund is intended to be a long-term investment vehicle; none are designed to provide investors with a means of speculating on short-term fluctuations in the market.

Redemption in kind is not as liquid or marketable as cash. If redemption is made in kind, shareholders may need to sell the securities for less than their value at the time of redemption and may incur fees associated with this sale.

Redemption Before Checks Clear:
When you purchase shares by check, payment of the proceeds may be delayed until the check clears the bank. Up to 15 calendar days may be allowed from the purchase date for a check to clear.

Accounts with Low Balances:
Due to the high cost of maintaining accounts with low balances, your shares may be sold if the total of your combined account balances in all Funds falls below $10,000 ($2,000 for IRA accounts). Advance Capital I, Inc. could sell shares of a specific fund if that one fund falls below the $1,000 minimum, and this could cause an investor’s combined account balance in all Advance Capital Funds to fall below the $10,000 minimum. However, shares will not be sold if the total account balance for all Advance Capital Funds falls below $10,000 ($2,000 for IRA accounts) or if an investor’s share account in one Fund falls below the $1,000 minimum solely because of changes in the net asset value of the Advance Capital Funds. Before your shares are sold, you will be notified in writing and will be allowed 30 days to purchase additional shares to meet the minimum balance.

How to Exchange Shares
An exchange is the selling of shares of a particular class of one Advance Capital I, Inc. Fund to purchase shares of that same class in another Advance Capital I, Inc. Fund. Such a transaction may produce a taxable gain or loss in a non-tax deferred account. You may exchange shares of a particular class in writing or by telephone, if you elected telephone redemption. Advance Capital Group, Inc. reserves the right to change these exchange procedures or required authorizations in the future. You will be given at least 60 days notice before any changes become effective.

Exchanges have the same tax consequences as ordinary sales and purchases. To the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

Dividends and Distributions
As a shareholder, you are entitled to your share of the Fund’s income from interest and dividends, and gains from the sale of investments. You receive earnings as either an income dividend or capital gains distribution. Income dividends come from the interest the Fund earns from its money market and bond investments as well as dividends it receives from stock investments. Capital gains are realized whenever the Fund sells securities for a higher price than it paid for them.

Distribution Options
You can receive distributions in a number of ways:

Reinvestment	Dividends and capital gains are automatically reinvested in additional shares of the Fund unless you request a different distribution method.
Dividends in cash	Dividends are paid by check and mailed to your address of record, and capital gains are reinvested in additional shares of the Fund.
Capital gains in cash	Capital gains distributions are paid by check and mailed to your address of record, and dividends are reinvested in additional shares of the Fund.
Dividends and capital gains in cash	Both dividends and capital gains distributions are paid by check and mailed to your address of record.

Distribution Schedule

Fund	Dividends Paid	Capital Gains Paid

Retirement Income Fund	Declared daily, paid monthly	Declared annually, paid in December
Balanced Fund	Declared daily, paid monthly	Declared annually, paid in December
Equity Growth Fund	Declared annually, paid in December	Declared annually, paid in December
Core Equity Fund	Declared annually, paid in December	Declared annually, paid in December

Dividends are not declared on Saturdays, Sundays, or holidays. Dividends are declared just prior to determining net asset value. Dividends declared on Fridays and on days preceding holidays are larger to adjust for the Fund’s income for the following Saturday, Sunday, or holiday.

Tax Consequences
As with any investment, you should consider the tax consequences of investing in the Funds. The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws where you live. To avoid taxation, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments. Shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether the dividends are paid in cash or reinvested in additional shares.

The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund. Long-term capital gains may be taxed at different rates depending on how long the Fund held the securities.

If you sell or exchange shares of the Fund, any gain or loss you have is a taxable event, which means you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

Portfolio Holdings Disclosure Policy
A description of Advance Capital I, Inc.’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
The following tables are intended to help you understand each Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is incorporated by reference into the Statement of Additional Information. The annual report is available, without charge, upon request.

Retirement Income Fund — Retail Shares(1)
Years Ended December 31	2008	2007		2006	2005	2004

Net asset value, beginning of year	$9.45 (2)	$9.68		$9.85	$10.16	$10.06

Income from investment operations
Net investment income	0.52	0.54		0.54	0.53	0.56
Net realized and unrealized gain (loss) on investments	(1.98)	(0.23	)(2)	(0.16)	(0.30)	0.10

Total from investment operations	(1.46)	0.31		0.38	0.23	0.66

Less distributions:
From net investment income	(0.53)	(0.54)		(0.54)	(0.54)	(0.56)
Return of capital	0.00	0.00		(0.01)	0.00	0.00

Total distributions	(0.53)	(0.54)		(0.55)	(0.54)	(0.56)

Net asset value, end of year	$7.46	$9.45	(2)	$9.68	$9.85	$10.16

Total Return (%)	(16.03)	3.33	(2)	3.97	2.28	6.78

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$340,834	$406,932	(2)	$402,076	$408,458	$401,610
Ratio of expenses to average net assets (%)	0.83	0.78		0.76	0.74	0.76
Ratio of net investment income to average net assets (%)	6.07	5.69	(2)	5.57	5.34	5.58
Portfolio turnover rate (%)	58	51		62	56	37

Balanced Fund — Retail Shares(1)
Years Ended December 31	2008	2007		2006	2005	2004

Net asset value, beginning of year	$17.66 (2)	$18.38		$17.92	$17.96	$18.45

Income from investment operations
Net investment income	0.38	0.38		0.39	0.37	0.44
Net realized and unrealized gain (loss) on investments	(5.84)	0.72	(2)	1.37	0.47	1.20

Total from investment operations	(5.46)	1.10		1.76	0.84	1.64

Less distributions
From net investment income	(0.39)	(0.38)		(0.29)	(0.37)	(0.44)
From net realized gain on investments	(0.01)	(1.44)		(0.90)	(0.51)	(1.69)
Return of capital	0.00	0.00		(0.11)	0.00	0.00

Total distributions	(0.40)	(1.82)		(1.30)	(0.88)	(2.13)

Net asset value, end of year	$11.80	$17.66	(2)	$18.38	$17.92	$17.96

Total Return (%)	(31.33)	6.00	(2)	9.91	4.79	9.05

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$200,199	$400,214	(2)	$397,635	$377,837	$345,349
Ratio of expenses to average net assets (%)	1.04	0.97		0.93	0.93	0.94
Ratio of net investment income to average net assets (%)	2.48	1.97		2.14	2.08	2.35
Portfolio turnover rate (%)	41	36		35	30	39

(1)	Per share amounts presented are based on average shares outstanding.
(2)	Restated to correct per share net asset value errors. See Note 4 of Notes to Financial Statements appearing in the Annual Report to Shareholders for the year ended December 31, 2008.

Equity Growth Fund — Retail Shares(1)
Years Ended December 31	2008	2007		2006	2005	2004

Net asset value, beginning of year	$24.11 (2)	$24.87		$25.42	$24.61	$24.41

Income (loss) from investment operations
Net investment income (loss)	0.00	(0.03)		(0.03)	(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments	(11.22)	3.05	(2)	2.43	2.56	3.67

Total from investment operations	(11.22)	3.02		2.40	2.46	3.53

Less distributions
From net realized gain on investments	(0.02)	(3.78)		(2.76)	(1.65)	(3.33)
Return of capital	0.00	0.00		(0.19)	0.00	0.00

Total distributions	(0.02)	(3.78)		(2.95)	(1.65)	(3.33)

Net asset value, end of year	$12.87	$24.11	(2)	$24.87	$25.42	$24.61

Total Return (%)	(46.53)	12.05	(2)	9.39	9.94	14.45
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$83,981	$220,726	(2)	$210,179	$196,254	$174,704
Ratio of expenses to average net assets (%)	1.06	1.01		1.01	1.00	1.00
Ratio of net investment loss to average net assets (%)	(0.02)	(0.10)		(0.10)	(0.39)	(0.54)
Portfolio turnover rate (%)	27	33		38	30	44

Core Equity Fund — Retail Shares(1)
Year Ended December 31	2008

Net asset value, beginning of year	$10.00

Income (loss) from investment operations
Net investment income	0.06
Net realized and unrealized (loss) on investments	(3.49)

Total from investment operations	(3.43)

Less Distributions
Net realized gain on investments	(0.06)
Return of capital	0.00

Total distributions	(0.06)

Net asset value, end of year	$6.51

Total Return (%)	(34.35)

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$8,469
Ratio of expenses to average net assets (%) —
Before waivers	1.39
After waivers	1.28
Ratio of net investment loss to average net assets (%)	0.66
Portfolio turnover rate (%)	68

(1)	Per share amounts are based on average shares outstanding.
(2)	Restated to correct per share net asset value errors. See Note 4 of Notes to Financial Statements appearing in the Annual Report to Shareholders for the year ended December 31, 2008.

	Retirement
Institutional Shares(1)	Income Fund			Balanced Fund
Years Ended December 31	2008	2007		2008	2007

Net asset value, beginning of year	$9.45 (2)	$9.71		$17.66 (2)	$19.43

Income (loss) from investment operations
Net investment income (loss)	0.55	0.36		0.42	0.29
Net realized and unrealized gain (loss) on investments	(1.99)	(0.25	)(2)	(5.87)	(0.33	)(2)

Total from investment operations	(1.44)	0.11		(5.45)	(0.04)

Less distributions
From net investment income	(0.55)	(0.37)		(0.43)	(0.29)
From net realized gain on investments	0.00	0.00		(0.01)	(1.44)

Total distributions	(0.55)	(0.37)		(0.44)	(1.73)

Net asset value, end of year	$7.46	$9.45	(2)	$11.77	$17.66	(2)

Total Return (%)(3)	(15.82)	1.19	(2)	(31.33)	(0.22	)(2)

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,841	$3,508	(2)	$117	$175	(2)
Ratio of expenses to average net assets (%)(4)	0.58	0.56		0.79	0.74
Ratio of net investment income (loss) to average net assets (%)(4)	6.26	5.92	(2)	2.79	2.25	(2)
Portfolio turnover rate (%)	58	51		41	36

				Core Equity
	Equity Growth Fund			Fund
Years Ended December 31	2008	2007		2008(5)

Net asset value, beginning of year	$24.16 (2)	$27.28		$10.00

Income (loss) from investment operations
Net investment income (loss)	0.06	0.02		0.07
Net realized and unrealized gain (loss) on investments	(11.39)	0.64	(2)	(3.48)

Total from investment operations	(11.33)	0.66		(3.41)

Less distributions
From net investment income	0.00	0.00		0.08
From net realized gain on investments	(0.02)	(3.78)		0.00

Total distributions	(0.02)	(3.78)		(0.08)

Net asset value, end of year	$12.81	$24.16	(2)	$6.51

Total Return (%)(3)	(46.89)	2.34	(2)	(34.14)

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$92	$118	(2)	$0
Ratio of expenses to average net assets (%)(4)
Before waivers	0.80	0.77	(2)	1.16
After waivers	0.80	0.77	(2)	1.05
Ratio of net investment income (loss) to average net assets (%)(4)	0.31	0.12		0.79
Portfolio turnover rate (%)	27	33		68

(1)	Per share amounts are based on average shares outstanding. Institutional Shares commenced operations on May 4, 2007. Amounts shown for 2007 are for the period from May 4 to December 31, 2007.
(2)	Restated to correct per share net asset value errors. See Note 4 of Notes to Financial Statements appearing in the Annual Report to Shareholders for the year ended December 31, 2008.
(3)	Not annualized for 2007.
(4)	Annualized for 2007.
(5)	Core Equity Fund commenced operations on January 2, 2008.

Additional information about Advance Capital I, Inc., contained in the Statement of Additional Information (“SAI”), has been filed with the Securities and Exchange Commission (SEC). The SAI bears the same date as this prospectus and is incorporated by reference in its entirety into this prospectus.

Information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds, please call Advance Capital at (800) 345-4783 or (248) 350-8543 or write to us at P.O. Box 3144, Southfield, Michigan 48037. Each year you are sent updated annual and semi-annual reports for the Funds as well as a proxy statement. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address. The Company does not yet make its SAI or annual or semi-annual reports to shareholders available on its internet website, although it plans to do so in the future.

The code of ethics and additional information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the SEC at (202) 942-8090. Reports and other information about the Funds are also available on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

	Retail Shares	Institutional Shares
	Ticker Symbols	Ticker Symbols

Retirement Income Fund:	ADRIX	ADRNX
Balanced Fund:	ADBAX	ADBNX
Equity Growth Fund:	ADEGX	ADENX
Core Equity Fund:	ADCEX	ADCNX

Investment Adviser:
Advance Capital Management, Inc.

Administrator and Transfer Agent:
Advance Capital Group, Inc.

Custodian:
Fifth Third Bank

Distributor:
Advance Capital Services, Inc.

Independent Registered Public Accounting Firm:
PricewaterhouseCoopers LLP

Legal Counsel:
Dykema Gossett PLLC

Prospectus dated March 17, 2009

Investment Company File No. 811-05127